UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NAVITAS SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NAVITAS SEMICONDUCTOR CORPORATION
3520 Challenger Street
Torrance, California 90503
SUPPLEMENT TO PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS ON JUNE 25, 2026
This supplement to proxy statement (this “Supplement”) is being furnished to the holders of the Class A common stock, par value of $0.0001 per share (our “Class A common stock”), of Navitas Semiconductor Corporation, a Delaware corporation (“we,” “us,” “our” or “the Company”), in connection with the solicitation of proxies by our board of directors for the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”) to be held virtually via the internet at www.virtualshareholdermeeting.com/NVTS2026, on Thursday, June 25, 2026, beginning at 8:00 a.m. Pacific Time, and at any adjournments and postponements of the Annual Meeting. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Original Proxy Statement (as defined below).
On May 11, 2026, we filed our definitive proxy statement (the “Original Proxy Statement”) relating to the Annual Meeting with the Securities and Exchange Commission (the “SEC”), and we commenced with mailing a Notice of Internet Availability of Proxy Materials with respect to the Annual Meeting on or about May 11, 2026.
The purpose of this Supplement is to replace the form of Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Navitas Semiconductor Corporation attached as Appendix A to the Original Proxy Statement (the “Original Form of Amendment”) with the form of Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Navitas Semiconductor Corporation attached to this Supplement as Appendix A-1 (the “Corrected Form of Amendment”). The Corrected Form of Amendment includes a modification to Section 5.4 of the Second Amended and Restated Certificate of Incorporation (the “Second A&R Certificate”) to align the standard for removing directors with the requirements of Section 141(k) of the Delaware General Corporation Law (the “DGCL”) if the Board Declassification Proposal Amendment is approved. Section 5.4 of the Second A&R Certificate was inadvertently omitted from the Original Form of Amendment. If the Board Declassification Amendment Proposal is approved, directors can be removed with or without cause in accordance with Section 141(k) of the DGCL. Under the Second A&R Certificate as currently in effect, directors can only be removed for cause.
Except as described in this Supplement, none of the items or information presented in the Original Proxy Statement is affected by this Supplement. This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to our stockholders for a vote at the Annual Meeting. Additional information is included in the Original Proxy Statement that was previously made available to our stockholders on or about May 11, 2026. We encourage you to carefully read this Supplement together with the Original Proxy Statement.
If you have already returned your proxy or voting instruction card or provided voting instructions, you do not need to take any action unless you wish to change your vote.
Important Notice Regarding the Availability of Proxy Materials for the Company’s 2026 Annual Meeting of Stockholders to be Held on June 25, 2026
Each of the Original Proxy Statement, this Supplement and our Annual Report on Form 10-K for the Year Ended December 31, 2025, as amended by Amendment No. 1 thereto, are available online at
www.proxyvote.com
and on our website at
https://ir.navitassemi.com/financial-information
We do not intend for information contained on our website to be part of the Original Proxy Statement or this Supplement unless specifically incorporated therein and herein.

APPENDIX A-1
CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NAVITAS SEMICONDUCTOR CORPORATION
Navitas Semiconductor Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), does hereby certify as follows:
The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 12, 2020 (the “Original Certificate”). The Original Certificate was amended and restated in its entirety by that certain Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 2, 2020 (the “First Amended and Restated Certificate”). The First Amended and Restated Certificate was amended and restated in its entirety by that certain Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 19, 2021 (the “Second Amended and Restated Certificate”).
This Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (this “Amendment”), which both restates and amends certain provisions of the Second Amended and Restated Certificate, was duly adopted in accordance with Section 242 of the DGCL, and has been adopted by the requisite vote of the stockholders of the Corporation.
The Second Amended and Restated Certificate is hereby amended as follows:
Section 5.2(b) of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to be, and read, as follows:
“(b)   Subject to Section 5.5 hereof, directors shall be elected annually at each annual meeting of the stockholders of the Corporation to serve for a term of one (1) year thereafter or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, retirement, disqualification or removal. Upon the filing of that certain Certificate of Amendment to this Second Amended and Restated Certificate dated April 28, 2026 (the “Certificate of Amendment”), any directors serving in office immediately prior to the filing of the Certificate of Amendment for a term not expiring at the next annual meeting of the stockholders of the Corporation shall continue to serve until the next annual meeting of the stockholders of the Corporation, at which time all directors shall be elected for one (1)-year terms.
Section 5.2(c) of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to be, and read, as follows:
“(c)   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.”
Section 5.3 of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to be, and read, as follows:
“Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification or removal may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the one (1)-year term of which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.”
Section 5.4 of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to be, and read, as follows:
“Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting called for that purpose.”
Section 5.5 of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to be, and read, as follows:
“Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation).
This Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (this “Amendment”) was, and the amendments to the Second Amended and Restated Certificate set forth herein were, duly adopted in accordance with the provisions of Section 242 of the DGCL.
This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.